UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 28, 2006
BAYLAKE CORP.
(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin	54235

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(920) 743-5551
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Redemption of Trust Preferred Securities
SIGNATURES
Press Release

Item 7.01. Redemption of Trust Preferred Securities.
On February 28, 2006, Baylake Corp. announced its plan to redeem in full its trust preferred securities on March 31, 2006. A copy of Baylake Corp.’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.
* * * * *
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2006		BAYLAKE CORP.
(Registrant)

	By:	/s/ Steven Jennerjohn

Steven Jennerjohn Chief Financial Officer

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